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                                                                  EXHIBIT 10.25A

                         AMENDMENT NO. 1 TO AGREEMENT,

                         dated as of January 14, 1993,

                                    between

                        CATELLUS DEVELOPMENT CORPORATION

                                      and

                BAY AREA REAL ESTATE INVESTMENT ASSOCIATES L.P.


          THIS AMENDMENT NO. 1 is made as of February 4, 1993 between Catellus Development Corporation, a Delaware corporation (the "Company") and Bay Area Real Estate Investment Associates L.P., a California limited partnership ("BAREIA"). Unless otherwise defined, capitalized terms shall have the same meanings as set forth in the Agreement, dated as of January 14, 1993, between the Company and BAREIA (the "Agreement").

          The Company and BAREIA have entered into the Agreement and wish to amend certain provisions thereof.

          The parties agree as follows:


1.   Amendments.  The Company and BAREIA hereby agree to amend the Agreement as
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     set forth in this Section 1.

     A. Section 5.1(c)(i) is hereby amended to change "$125 million" to "$150 million".

     B. Section 5.1(f) is hereby amended to provide that the directors designated by BAREIA by notice to the Company shall be designated by notice prior to the first day following the effective date of the
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          Registration Statement.  The Company hereby acknowledges receipt of such notice.

     C.   Section 8.3 is hereby amended to add the following sentence:

               Without limiting the foregoing, the provisions of Section 5.3 shall be governed by the Delaware General Corporation Law.

     D. Vernon B. Schwartz, a stockholder of the Company, is hereby made a party to the Agreement solely for the purpose of ensuring the validity and enforceability of Section 5.3.

2.   Effect on Agreement.  Except as expressly amended hereby, the Agreement
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     shall remain in full force and effect.

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 3.  Miscellaneous.
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     A.   Counterparts.  This Amendment No. 1 may be executed in two or more
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          counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (1)  Titles and Subtitles.  The titles and subtitles used in this Amendment
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          No. 1 are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          IN WITNESS WHEREOF, BAREIA and the Company have caused this Amendment No. 1 to be executed by their respective duly authorized officers as of the date first above written.

                              BAY AREA REAL ESTATE INVESTMENT ASSOCIATES L.P.

                              By JMB/Bay Area Partners, an Illinois general partnership, Its General Partner

                              By    JMB/IH-II, Inc., a General Partner


                              By:   /s/  JUDD MALKIN
                                    --------------------------------
                                    Judd Malkin, Chairman



                              CATELLUS DEVELOPMENT CORPORATION


                              By:   /s/  VERNON B. SCHWARTZ
                                    --------------------------------
                                    Vernon B. Schwartz, President


          The undersigned, a stockholder of the Company, hereby agrees to be a party to the Agreement referred to herein, solely for the purpose of ensuring the validity and enforceability of Section 5.3 of the Agreement.


                                    /s/  VERNON B. SCHWARTZ
                                    --------------------------------
                                    Vernon B. Schwartz

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